Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Acquisition of Dog Food Advisor
On January 5, 2023, the Company announced the successful completion of its acquisition of Dog Food Advisor assets from Clicks and Traffic LLC (“Dog Food Advisor”) for cash consideration of $9.0 million. The acquisition was previously announced on January 3, 2023 and will expand Wag!’s reach into the Pet Food and Treats market of the pet industry. As the transaction recently closed, the Company is in the process of completing the purchase price accounting related to the business combination. We anticipate that a significant portion of the purchase consideration will be allocated to acquired intangible assets, specifically technology, and goodwill. We expect the preliminary purchase price accounting to be completed when all information on facts and circumstances that existed as of the acquisition date become available, but not to exceed 12 months following the acquisition date.
Expiration of Lock-Up Agreement
In connection with the Business Combination Agreement, on the Merger Date, CHW and certain Legacy Wag! stockholders entered into a lock-up agreement (the “Lock-Up Agreement”). Additionally, the Company's Bylaws provides for similar restrictions on other Legacy Wag! stockholders (collectively with the Lock-Up Agreement, the "Lock-Up Restrictions"). Pursuant to the Lock-Up Restrictions, such stockholders were subject to transfer restrictions during the period beginning on the Merger Date and ending on the date that is the earlier of (i) 180 days after the Merger Date and (ii) the date on which Wag! completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that result in all of Wag!’s stockholders having the right to exchange their shares for cash, securities or other property (the “Lock-Up Period”).
On February 5, 2023, the Lock-Up Period expired and the Lock-Up Restrictions were removed.